                                 FUEL-TECH N.V.

                 CASTORWEG 22-24, CURACAO, NETHERLANDS ANTILLES

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 1, 2006

                              --------------------


To the Shareholders of Fuel-Tech N.V.:

   The Annual Meeting (the "Meeting") of Shareholders of Fuel-Tech N.V., a Netherlands Antilles limited liability company ("Fuel Tech"), will be held Thursday, June 1, 2006, at the registered office of Fuel Tech, Castorweg 22-24, Curacao, Netherlands Antilles, at 10:00 a.m. local time, to consider and vote on the following matters, each of which is explained more fully in the following Proxy Statement. A proxy card for your use in voting is also enclosed.

     1. To approve the Annual Report of Management to Shareholders of Fuel Tech for the calendar year ended December 31, 2005 and the Financial Statements for that calendar year;

     2.   To elect nine (9) Managing Directors;

     3. To ratify the reappointment of Ernst & Young LLP as Fuel Tech's independent auditors for the year 2006; and

     4. To transact any other business that may properly come before the meeting or at any adjournment thereof.

   Only common shareholders of record at the close of business on May 31, 2006 are entitled to vote at the Meeting. The presence in person or by proxy of shareholders entitled to cast one third of the total number of votes which may be cast shall constitute a quorum for the transaction of business at the Meeting.

   The Annual Report for 2005 is enclosed with this Notice of Meeting and Proxy Statement.

FUEL-TECH N.V.

Charles W. Grinnell
Secretary
April 21, 2006


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS REQUESTED THAT YOU PROMPTLY FILL OUT, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

FOR INTERNET OR TELEPHONE VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE VOTING INSTRUCTION FORM.

   FUEL TECH WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT OF FUEL
TECH ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING THE
FINANCIAL STATEMENTS AND RELATED SCHEDULES FOR THAT YEAR, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL SUCH REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS AT THE ADDRESS OF THE COMPANY SET OUT BELOW UNDER THE CAPTION "SHAREHOLDER PROPOSALS."

   STATEMENTS IN THIS PROXY STATEMENT WHICH ARE NOT HISTORICAL FACTS, SO-CALLED "FORWARD-LOOKING STATEMENTS," ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SHAREHOLDERS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING THOSE DETAILED IN FUEL TECH'S FORM 10-K AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 FUEL-TECH N.V.

                                 PROXY STATEMENT

   The enclosed proxy is solicited by the Board of Managing Directors (the "Board") of Fuel-Tech N.V., a Netherlands Antilles limited liability company ("Fuel Tech"), in connection with the Annual Meeting of Shareholders of Fuel Tech (the "Meeting") to be held at the registered offices of Fuel Tech, Castorweg 22-24, Curacao, Netherlands Antilles, Thursday, June 1, 2006, at 10:00 a.m. local time, and at any adjournments of the Meeting.

   The Record Date with respect to mailing this solicitation is April 3, 2006. Under Netherlands Antilles law, however, all holders of Fuel Tech common stock as of the close of business on May 31, 2006 are entitled to vote at the Meeting. As of the Record Date, Fuel Tech had 21,296,427 shares of common stock outstanding, according to the records of Mellon Investor Services, LLC, Fuel Tech's transfer agent (the "Transfer Agent"). Each share is entitled to one vote. Under the rules of The Nasdaq Stock Market, Inc., a quorum of one third of the votes entitled to be cast is required for action on matters taken up at the Meeting. Shareholders may vote via telephone or the internet pursuant to the instructions set out on the proxy card.

   Each shareholder is entitled to appoint a representative at the Meeting other than those named in the form of proxy. A shareholder desiring to appoint some other person who need not be a shareholder may do so by completing another proper form of proxy for use at the Meeting. Completed forms of proxy should be mailed promptly to the Transfer Agent in the enclosed return envelope for delivery on or before 5:00 p.m. (local time at New York, N.Y.) May 31, 2006.

   A shareholder giving a proxy may revoke such proxy by an instrument in writing signed by the shareholder, by the shareholder's attorney-in-fact authorized in writing, or, if the shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney, and deposited with the Transfer Agent or with the Chairman of the Meeting at the time of the Meeting.

   If a proxy is signed and not revoked by the shareholder, the shares it represents will be voted at the Meeting in accordance with the instructions of the shareholder. Abstentions and broker non-votes are counted as present in determining whether a quorum is present, but are not counted in the calculation of the vote. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of each item on the agenda in accordance with the recommendations of the Board. Members of the Board and executive officers of Fuel Tech may solicit shareholders' proxies by mail, telephone or facsimile. Fuel Tech will bear the cost of proxy solicitation, if any.

   This Proxy Statement and the accompanying Annual Report to Shareholders were distributed together commencing in the week of April 24, 2006.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

   Fuel Tech's Annual Report to Shareholders (the "Report") contains the report of Management on the business and administration of Fuel Tech for the calendar year ended December 31, 2005 and financial statements reflecting the financial position and results of operations of Fuel Tech for 2005 (the "Financial Statements"). The Financial Statements are set forth in the Report in consolidated form and, as required by Netherlands Antilles law, in unconsolidated form. See Note 11 to the Financial Statements for the unconsolidated Financial Statements. The Report is available for inspection at the office of Fuel Tech at the address written on the Notice of Meeting and will be available for inspection at the Meeting.

   Resolutions will be presented at the Meeting for the approval of the Annual Report and the Financial Statements. Fuel Tech understands that under Netherlands Antilles law, approval of the Report and the Financial Statements at the Meeting will have the effect of discharging the Managing Directors from legal liability for their activities as directors for the year ended
December 31, 2005.

   THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL. THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             ELECTION OF DIRECTORS


   On recommendation of the Compensation and Nominating Committee, the Board proposes the election of nine nominees as Managing Directors of Fuel Tech. The term of office of each Managing Director is until the next Annual Meeting or until a successor shall have been duly elected. The nominees are Douglas G. Bailey, Ralph E. Bailey, Miguel Espinosa, Charles W. Grinnell, Thomas L. Jones, Samer S. Khanachet, John D. Morrow, John F. Norris Jr. and Thomas S. Shaw, Jr. Mr. Norris is nominated for the first time. In the opinion of the Board, Mr. Espinosa, Mr. Khanachet, Mr. Jones, Mr. Morrow and Mr. Shaw satisfy the independence requirements of NASD Rule 4200 (a) (15). Each of the nominees has consented to act, if elected. Should one or more of these nominees become unavailable to accept nomination or election, votes will be cast for a substitute nominee, if any, designated by the Board on recommendation of the Compensation and Nominating Committee. If no substitute nominee is designated prior to the Meeting, the individuals named as proxies on the enclosed proxy card will exercise their discretion in voting the shares that they represent. A motion will be presented at the Meeting for the election as Managing Directors of the foregoing nine nominees.

   THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING IS REQUIRED FOR THE ELECTION OF DIRECTORS. THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

   The following table sets forth certain information with respect to each person nominated and recommended to be elected as a Managing Director of Fuel Tech.

NAME
----                                                        AGE   DIRECTOR SINCE
                                                            ---   --------------
Douglas G. Bailey ......................................    56         1998
Ralph E. Bailey ........................................    82         1998
Miguel Espinosa ........................................    65         2002
Charles W. Grinnell ....................................    69         1989
Thomas L. Jones ........................................    54         2005
Samer S. Khanachet .....................................    55         2002
John D. Morrow .........................................    82         2004
John F. Norris Jr. .....................................    56           --
Thomas R. Shaw, Jr. ....................................    59         2001


SHAREHOLDERS' AGREEMENT

   Fuel Tech is party to a Shareholders' Agreement of April 30, 1998, as amended, (the "Agreement") with certain Investors who in 1998 acquired 4,750,000 shares and warrants to purchase 3,000,000 shares of Company common stock concurrently with the acquisition by Fuel Tech, Inc. of Nalco Chemical Company's interests in Nalco Fuel Tech, a joint venture between Nalco and Fuel Tech. During the term of the Agreement, as amended, the Board shall be comprised of not more than nine directors and the Investors have the right to nominate three persons as Managing Directors of Fuel Tech, one of whom shall be an independent director. The Investors are Douglas G. Bailey, Ralph E. Bailey, Nolan R. Schwartz and other persons who are or were associated with American Bailey Corporation, a privately owned company of which Mr. Ralph E. Bailey is Chairman and Mr. Douglas G. Bailey, his son, is President and Chief Executive Officer. Notwithstanding the Agreement, each of the nominees identified above are the nominees of the Board for election as Managing Directors at the Meeting, having been recommended by the Compensation and Nominating Committee. The term of the Agreement is until April 30, 2008, unless before April 30, 2008 the Investors own less than 475,000 shares of Fuel Tech common stock.

DIRECTORS AND EXECUTIVE OFFICERS OF FUEL TECH AND FUEL TECH, INC.

   VINCENT M. ALBANESE, 57, has been Senior Vice President - Advanced Technology and Regulatory Affairs of Fuel Tech, Inc. since April 5, 2006; previously he had been Senior Vice President - Air Pollution Control, Sales and Marketing of Fuel Tech, Inc. since May, 2000; Vice President - Air Pollution Control since April, 1998; and Vice President Sales and Marketing of Nalco Fuel Tech since 1990.

   STEVEN C. ARGABRIGHT, 63, prior to his retirement from Fuel Tech, Inc., effective April 30, 2006, had been a director and the President and Chief Operating Officer ("COO") of Fuel Tech, Inc. since April, 1998; previously he had been President and Chief Executive Officer ("CEO") of Nalco Fuel Tech since April, 1998; and Vice President of Nalco Fuel Tech since 1990.

   VINCENT J. ARNONE, 42, has been Senior Vice President and Chief Financial Officer ("CFO") of Fuel Tech and Fuel Tech, Inc. since February 28, 2006; previously he had been Vice President, Treasurer and CFO of those companies since December, 2003; and Controller of those companies since May, 1999.

   DOUGLAS G. BAILEY has been a director of Fuel Tech and of Fuel Tech, Inc. since April 30, 1998 and Deputy Chairman of those companies since 2002. He became an employee of Fuel Tech, Inc. in January, 2004 and provides two days of service per week to Fuel Tech. Mr. Bailey, who is the son of Ralph E. Bailey, has been President and Chief Executive Officer of Atlantis Components, Inc., a medical devices company since September, 2004 and the President and Chief Executive Officer of American Bailey Corporation ("ABC"), a privately owned business acquisition and development company, since 1984.

   RALPH E. BAILEY has been Executive Chairman of Fuel Tech and Fuel Tech, Inc. and CEO of Fuel Tech since February 28, 2006. Previously he had been a director, Chairman and CEO of those companies since April, 1998. He has been a director and Chairman of ABC since 1984. Mr. Bailey is the former Chairman and Chief Executive Officer of Conoco Inc., an energy company, and a former Vice Chairman of E.I. du Pont de Nemours & Co., a chemical company.

   STEPHEN P. BRADY, 49, became Senior Vice President - Sales and Marketing of Fuel Tech, Inc. on April 5, 2006; previously he had been Senior Vice President
- Fuel Chem since January, 2002; and Vice President - Fuel Chem since February, 1998.

   WILLIAM E. CUMMINGS, 49, became Vice President - Sales of Fuel Tech, Inc. on April 5, 2006; previously he had been Vice President - Air Pollution Control Sales since May, 2000; Director - Utility Sales since April, 1998; and
Director - Eastern Region of Nalco Fuel Tech since 1994.

   KEVIN R. DOUGHERTY, 44, became Vice President - Business Development and Marketing of Fuel Tech, Inc. on April 5, 2006; previously he had been Vice President, Corporate Marketing and Procurement since December, 2005; Director, Marketing & Sales Administration, Air Pollution Control since November, 2000; and Manager, Contracts Administration, Air Pollution Control since 1999.

   MIGUEL ESPINOSA has been President and Chief Executive Officer of The Riverview Group, LLC, a financial consulting company, since 2001. He is a retired Treasurer of Conoco Inc. Mr. Espinosa has a Masters in Business Administration degree from the University of Texas.

   CHARLES W. GRINNELL has been Vice President, General Counsel and Corporate Secretary of Fuel Tech since 1988 and a director of Fuel Tech and Fuel Tech, Inc. since September, 1989. Mr. Grinnell is a director and Vice President, General Counsel and Corporate Secretary of Clean Diesel Technologies, Inc., a specialty chemical and energy technology company.

   THOMAS L. JONES has been a Managing Director of Integrated Finance Limited since September 1, 2005; previously he had been a Senior Advisor at Credit Suisse First Boston ("CSFB") since 2003 and Managing Director in the Telecommunications Group at CSFB since June, 2000. Mr. Jones was a Managing Director in the Telecommunications and Large Cap Groups at Salomon Smith Barney from 1996 to June, 2000. Prior to joining Salomon Brothers, Mr. Jones had been a Managing Director at J. P. Morgan & Co., Inc., which he joined in 1977. Mr. Jones has a Masters of Business Administration degree from the Kenan-Flagler Business School of the University of North Carolina.

   SAMER S. KHANACHET has been President of United Gulf Management, Inc. ("UGM"), an investment management company, since 1991 where his responsibilities include private equity and real estate investments for UGM's parent company, Kuwait Projects Company (Holding) and clients. Mr. Khanachet has a Masters in Business Administration degree from Harvard University.

   M. LINDA LIN, 57, became Vice President - Asia/Pacific of Fuel Tech, Inc. on April 5, 2006; previously she had been Marketing Manager since 1992, and Research Associate/Research Manager since 1990.

   MICHAEL P. MALEY, 48, became Senior Vice President, International Business Development and Project Execution of Fuel Tech, Inc. on April 5, 2006; previously he had been President and COO of Alliant Energy Generation, an affiliate of Alliant Energy, from 2001 to 2005; Vice President of Business Development of Calpine Corporation, a power generating company, since 1998; and Vice President of Project Development of Cogentrix Energy LLC since 1993.

   JOHN D. MORROW, formerly a director of Fuel Tech, Inc. from 1985 to 1987, retired in 1983 as Chief Financial Officer and a director of Conoco Inc.

   JOHN F. NORRIS JR. became President and CEO of Fuel Tech, Inc. on February 28, 2006; previously he had been a private consultant to clients in energy related industries, including Fuel Tech, since 2003; Senior Vice President, Operations and Technical Services of American Electric Power from 1999 until 2003; President and COO of the American Bureau of Shipping Group during 1999; and he was associated with Duke Energy Corporation from 1982 until 1999 in positions from Assistant Engineer to Senior Vice President, Chairman and CEO of Duke Energy Global Asset Development. In the event of Mr. Norris' election to the Board of Fuel Tech at the Meeting, the Board intends to appoint him as President and Chief Executive Officer of both Fuel Tech and Fuel Tech, Inc.

   NOLAN R. SCHWARTZ, 55, was a director of Fuel Tech, Inc. from 1998 until January 1, 2004 when he became Vice President, Corporate Development and an employee of Fuel Tech, Inc. Previously Mr. Schwartz had been a Principal of ABC.

   THOMAS S. SHAW, JR. has been Executive Vice President of Pepco Holdings, Inc. ("PHI") since August 1, 2002 and Chief Operating Officer since March 1, 2005 when PHI acquired Conectiv, an electric power generating and distribution company. Mr. Shaw remains as President and Chief Operating Officer of Conectiv and has been since September, 2000 and previously had been employed by its predecessor Delmarva Power and Light Company ("Delmarva") for over 25 years where he had been President of its subsidiary Delmarva Capital Investments, Inc. from 1991 until 1995 and was Executive Vice President of Delmarva and Conectiv from 1997 until September, 2000.

   WILLIAM H. SUN, 49, became Vice President - Air Pollution Technologies of Fuel Tech, Inc. on April 5, 2006; previously he had been Vice President and Chief Technology Officer since December, 2003; Vice President, Engineering and Technology since April, 1998; and Director of Process Engineering of Nalco Fuel Tech since 1990.

   CHRISTOPHER R. SMYRNIOTIS, 53, became Vice President - Fuel Chem Technology on April 5, 2006; previously he had been Vice President - Fuel Chem Technology and Market Development since December, 2005; Director of Marketing And Technology - Fuel Chem since October, 1998; and Market Development Manager since 1993.

   Mr. Maley and Mr. Norris were recruited through a search by Spencer Stuart, Inc., an independent professional search firm, which researched various candidates, presented them to the Compensation and Nominating Committee of the Board of Fuel Tech and was paid a fee for its services.

   There are no family relationships between any of the directors or executive officers, except as stated above.

COMMITTEES OF THE BOARD

   The Board has an Audit Committee of which the members are Mr. Espinosa (Chairman), Mr. Jones, Mr. Khanachet, Mr. Morrow and Mr. Shaw. Mr. Espinosa, Mr. Khanachet, Mr. Jones, Mr. Morrow and Mr. Shaw meet the criteria for independence set forth in NASD Rule 4200 (a)(15) and also Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Board has also determined that Mr. Espinosa and Mr. Khanachet are audit committee members who possess "financial sophistication" as described in NASD Rule 4350(d)(2)(A).

   The Board also has a Compensation and Nominating Committee of which the members are Mr. Shaw (Chairman), Mr. Espinosa, Mr. Jones, Mr. Khanachet and Mr. Morrow, each of whom are independent directors of that committee as defined by NASD Rule 4200(a)(15).

   Also during 2005 the Board had an ad hoc Strategic Planning Committee appointed by the Chairman to review Fuel Tech's long-term prospects and to develop a strategic plan. The members of that Committee were Mr. D. G. Bailey, Mr. Grinnell, Mr. Jones, and Mr. Morrow.

Audit Committee

   The Audit Committee is responsible for review of audits, financial reporting and compliance, and accounting and internal controls policy. For audit services, the Audit Committee is responsible for the engagement and compensation of independent auditors, oversight of their activities and evaluation of their independence. The Audit Committee has instituted procedures for receiving reports of improper recordkeeping, accounting or disclosure. The Board has also constituted the Audit Committee as a Qualified Legal Compliance Committee in accordance with Securities and Exchange Commission regulations. A copy of the Audit Committee Charter is attached as
Schedule I to this Proxy Statement and is also available for inspection on the Fuel Tech web site at www.fueltechnv.com.

Compensation and Nominating Committee

   The Compensation and Nominating Committee reviews and approves executive compensation, stock options and similar awards, and adoption or revision of benefit, welfare and executive compensation plans and also determines the identity of director nominees for election to fill a vacancy on the Board of Managing Directors of Fuel Tech. Nominees are approved by the Board on recommendation of the Committee.

   In evaluating nominees, the Committee particularly seeks candidates of high ethical character with significant business experience at the senior management or Board level who have the time and energy to attend to Board responsibilities. Candidates should also satisfy such other particular requirements that the Committee may consider important to Fuel Tech's business at the time. When a vacancy occurs on the Board, the Committee, in consultation with the Chairman, will consider nominees from all sources, including shareholders, nominees recommended by other parties, and candidates known to the Managing Directors or to Fuel Tech management. The Committee may, if appropriate, make use of a search firm and pay a fee for services in identifying candidates. The best candidate from all evaluated will be recommended to the Board to be considered for nomination.

   Shareholders who wish to recommend candidates for consideration as nominees should before January 1 in each year furnish in writing detailed biographical information concerning the candidate to the Committee addressed in care of the Corporate Secretary, Fuel Tech, Inc., 695 East Main Street, Stamford, Connecticut 06901.

   The Charter of the Compensation and Nominating Committee is available for viewing on the Fuel Tech web site www.fueltechnnv.com.

CORPORATE GOVERNANCE

Meetings

   During the year ended December 31, 2005 there were seven meetings of the Board of Directors of Fuel Tech, eight meetings of its Audit Committee and four meetings of the Compensation and Nominating Committee. Each director of Fuel Tech attended at least 75% of Board and committee meetings of which he was a member during the period of his directorship. The Directors did not attend the annual meeting of Shareholders in 2005 because in satisfaction of Netherlands Antilles law, that meeting is held annually in Curacao, Netherlands Antilles, and is conducted by proxy.

Executive Sessions

   In 2005 there were the following executive sessions: the Fuel Tech Board, three sessions; the Audit Committee, four sessions; and the Compensation and Nominating Committee, two sessions.

   The policy of the Board on executive sessions is that the Board will hold not less than two executive sessions of the independent directors annually in connection with regularly scheduled meetings. The committees of the

Board will hold executive sessions when appropriate. Members of management and non-independent Managing Directors will not attend executive sessions, except when invited to provide information. The executive sessions of the Board will be chaired by the independent Managing Directors in rotation by alphabetical order.

Code of Business Ethics and Conduct

   On the recommendation of the Audit Committee, the Board has adopted a Code of Business Ethics and Conduct which is available for viewing on the Fuel Tech web site www.fueltechnv.com. Changes to or waivers of the requirements of the Code will be posted to the web site.


                    RATIFICATION OF APPOINTMENT OF AUDITORS


   The Audit Committee has reappointed the firm of Ernst & Young LLP, Certified Public Accountants ("Ernst & Young"), to be Fuel Tech's auditors for the year 2006 and submits that reappointment to the shareholders for ratification.
Ernst & Young has served in this capacity since 1990 and is knowledgeable about Fuel Tech's operations and accounting practices and is well qualified to act in the capacity of independent accountants. In making the appointment, the Audit Committee reviewed Ernst & Young's performance in prior years along with its reputation for integrity and overall competence in accounting and auditing. Representatives of Ernst & Young will not be present in Curacao at the Meeting.

AUDIT FEES

   Fees for professional services provided by Ernst & Young in each of the last two fiscal years by category were:

                                                                       2005        2004
                                                                     --------    --------
         Audit Fees ..............................................   $317,700    $391,050
         Audit-Related Fees ......................................         --       2,300
         Tax Fees ................................................         --          --
         All Other Fees ..........................................      1,500       1,500
                                                                     --------    --------
                                                                     $319,200    $394,850
                                                                     ========    ========


   "Audited-related fees" in 2004, less than 1% of 2004 services, were for assurances related to the audit concerning accounting for revenues from a Fuel Tech utility customer. "All Other Fees" in 2005 and 2004, also less than 1% of services in those years and approved in advance by the Audit Committee, were subscription fees for an on-line accounting newsletter.

PRE-APPROVAL POLICIES AND PROCEDURES

   Fuel Tech's policy and procedure is that each engagement for an audit or non-audit service is approved in advance by Audit Committee.

   THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL. THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

REPORT OF THE AUDIT COMMITTEE

   Management is primarily responsible for Fuel Tech's internal controls and financial reporting. Ernst & Young, the independent auditors, are responsible for performing independent audits of Fuel Tech's consolidated financial statements and its internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board. These audits serve as the basis for Ernst & Young's opinions included in annual reports to stockholders as to whether the financial statements fairly present Fuel Tech's financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles, whether management's assessment of the effectiveness of Fuel Tech's internal control over financial reporting is fairly stated, and whether Fuel Tech's internal control over financial reporting was effective. The Committee is responsible for the review and oversight of these processes.

   Management has represented that Fuel Tech's 2005 financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Committee has reviewed and discussed with both management and Ernst & Young the 2005 financial statements, management's report on internal control over financial reporting and the independent auditors' report thereon. The Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

   The Committee has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has represented that Ernst & Young is independent from Fuel Tech. The Committee has discussed with Ernst
& Young their independence and concluded that the provision of the services described above under the caption "Audit Fees" is compatible with maintaining their independence.

   The Committee also reviewed its Charter and determined that no changes are required to the Charter.

   Based on the representations, reviews and discussions referred to above, the Committee recommended to the Board of Managing Directors that Fuel Tech's 2005 audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2005 and filed with the Securities and Exchange Commission.

   By the Audit Committee:

      M. Espinosa, Chairman
      T. L Jones, S. S. Khanachet, J. D. Morrow and T. S. Shaw

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT


   The following table sets forth information regarding the beneficial ownership of Common Stock known to Fuel Tech as of the Record Date by (i) each person known to own beneficially more than five percent of the outstanding Common Stock; (ii) each director or nominee of Fuel Tech; (iii) each person named in the Summary Compensation Table below (the "Named Executive Officers"); and (iv) all directors and executive officers as a group.



NAME AND ADDRESS(1)                            NO. OF SHARES    PERCENTAGE(2)
-------------------                            -------------    -------------
Beneficial Owners
Ergates Capital Management, LLC(3).........      1,215,180           5.7%
Directors and Named
Executive Officers
Vincent M. Albanese........................            750             *
Steven C. Argabright.......................             --             *
Vincent J. Arnone..........................             --             *
Douglas G. Bailey (4)......................      1,576,792           7.4%
Ralph E. Bailey (3)(4).....................      4,806,478          22.6%
Stephen P. Brady (4).......................        112,500             *
Miguel Espinosa (4)........................         41,500             *
Charles W. Grinnell (4)....................         22,500             *
Samer S. Khanachet (4).....................         10,000             *
Thomas L. Jones............................         10,000             *
John D. Morrow (4).........................         23,000             *
John F. Norris Jr. (3).....................          3,300             *
Nolan R. Schwartz (4)......................        358,290           1.7%
Thomas S. Shaw, Jr. (4)....................         50,000             *
All Directors and Officers as a Group (20
persons)(4)................................      7,019,610          33.0%

---------------
*   Less than one percent (1.0%)
(1) The address of Ergates Capital Management, LLC is 1525-B The Greens Way, Jacksonville Beach, FL 32250; and of each of the above management beneficial owners is c/o Fuel Tech, Inc., 695 East Main Street, Stamford, Connecticut 06901.
(2) The percentages in each case are of the outstanding common at March 31, 2006 and all warrants or options exercisable within 60 days thereafter.
(3) All of these shares are reported to be subject to shared voting and dispositive power with other parties. Mr. Bailey holds 100% of the investment control of the shares indicated for him and 4,650,000 of those shares are owned by a family limited liability company of which Mr. Bailey and his spouse are each Managers and own 50% of the interests. Mr. R. E. Bailey also owns and has 100% of the investment control over warrants exercisable at $1.75 per share to acquire 76,478 shares. Except for the shares indicated for Mr. Norris of which 2,600 are owned by his spouse and 700 are owned jointly with his spouse, the owners of all of the other shares indicated are believed by Fuel Tech to have sole ownership and investment control of such shares.
(4) Includes shares subject to options and warrants exercisable presently and within 60 days; for Mr. D. G. Bailey, 1,330,000 shares; Mr. R. E. Bailey, 156,478 shares; Mr. Brady, 102,500 shares; Mr. Espinosa 40,000 shares,
    Mr. Grinnell, 22,500 shares; Mr. Jones, 10,000; Mr. Khanachet, 10,000 shares; Mr. Morrow, 20,000 shares; Mr. Schwartz, 358,290 shares; Mr. Shaw, 50,000 shares; and, for all Directors and Officers as a group, 2,104,268 shares. These amounts do not include 51,801 shares owned by Morrow family trusts, as to which Mr. Morrow disclaims beneficial ownership. Also, the amounts do not include for Mr. R. E. Bailey 35,756 Units and for Mr. Jones 604 Units accrued at March 31, 2006 under the Directors' Deferred Compensation Plan.

                             EXECUTIVE COMPENSATION


   The table below sets forth for the calendar years ending December 31, 2005, 2004 and 2003, the compensation of Fuel Tech's Chief Executive Officer and the five most highly compensated executive officers of Fuel Tech during the calendar year 2005.


                           SUMMARY COMPENSATION TABLE


                                                                                                      LONG-TERM
                                                                                                     COMPENSATION
                                                                                                     ------------
                                                                                                        SHARES
                                                                      ANNUAL COMPENSATION             UNDERLYING
                                                              -----------------------------------      OPTIONS
NAME AND PRINCIPAL POSITION                                                              OTHER         GRANTED         ALL OTHER
---------------------------                           YEAR     SALARY    BONUS(2)    COMPENSATION        (#)        COMPENSATION(3)
                                                      ----    --------   --------    ------------    ------------   ---------------
Ralph E. Bailey (1) ...............................   2005          --         --         --            10,000          $35,700
Chairman and Chief                                    2004          --         --         --            10,000           29,600
Executive Officer                                     2003          --         --         --            10,000           24,000

Steven C. Argabright (1) ..........................   2005    $260,000   $208,000         --            50,000          $14,785
President and Chief                                   2004     250,000         --         --            50,000            7,344
Operating Officer                                     2003     225,000         --         --            40,000            8,072

Vincent M. Albanese ...............................   2005    $187,422   $ 93,716         --            30,000          $13,195
Senior Vice President                                 2004     180,732         --         --            30,000            6,477
                                                      2003     169,432         --         --            25,000            7,901

Vincent J. Arnone .................................   2005    $170,000   $ 85,000         --            45,000          $12,021
Senior Vice President                                 2004     155,000         --         --            40,000            5,582
and Chief Financial                                   2003     125,943     11,265         --            20,000            5,568
Officer

Stephen P. Brady ..................................   2005    $191,467   $ 40,114         --            40,000          $13,638
Senior Vice President                                 2004     181,800         --         --            40,000            6,623
                                                      2003     176,299         --         --            25,000            8,041

Nolan R. Schwartz .................................   2005    $207,000   $ 82,800         --            20,000          $14,574
Vice President                                        2004     200,000         --         --            20,000            7,318
                                                      2003          --         --         --            30,000               --

---------------
(1) Mr. Argabright has elected to retire from Fuel Tech, Inc. on April 30, 2006. Mr. R. E. Bailey is not an employee of Fuel Tech or of Fuel Tech, Inc. Mr. Schwartz became an employee of Fuel Tech, Inc. on January 1, 2004.
(2) Bonus payments, earned in 2005 and paid in 2006, were made pursuant to Fuel Tech's Management Incentive Program ("MIP"). See the description of that program under the caption "Report on Executive Compensation" below.
(3) The amounts designated as "All Other Compensation" were, for Mr. R. E. Bailey, directors' fees which for 2005, 2004 and 2003, respectively, were deferred under the Directors' Deferred Compensation Plan as 4,907, 5,126 and 5,839 Units; the amounts for Messrs. Albanese, Argabright, Arnone, Brady and Schwartz were company profit sharing and matching contributions to the Fuel Tech, Inc. 401(k) Plan.

DIRECTORS' COMPENSATION

   Directors employed by Fuel Tech or its subsidiaries receive no compensation for their service as directors.

   Non-executive directors of Fuel Tech or of Fuel Tech, Inc. receive annual cash retainers and meeting fees. The annual retainers, payable in arrears, are $15,000 for Board service and $2,000 for service as a committee chairman. Meeting fees are $1,200 for a Board meeting or otherwise for a day of service as a director and requested by the Chairman and $600 for a committee meeting. Under the Directors' Deferred Compensation Plan, non-executive directors are entitled to defer fees in either cash with interest or share equivalent "Units" until fixed dates, including the date of retirement from the Board, when the deferred amounts will be distributed in cash.

   Under Fuel Tech's 1993 Incentive Plan, the "1993 Plan," each non-employee director of Fuel Tech or of Fuel Tech, Inc. is awarded as of the first business day following the annual meeting, a non-qualified stock option for 10,000 shares of Fuel Tech common for a term of 10 years vesting immediately. Such 10,000 share options were awarded to Messrs. R. E. Bailey, Espinosa, Jones, Khanachet, Morrow and Shaw effective June 3, 2005 at the exercise price of $5.995 per share, the fair market value of Fuel Tech common on that date.

INDEMNIFICATION AND INSURANCE

   Under the Fuel Tech Articles of Association, indemnification is afforded Fuel Tech's directors and executive officers to the fullest extent permitted by the laws of the Netherlands Antilles. Such indemnification also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee. Fuel Tech is, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee's actions were in the best interests of Fuel Tech, or, in the case of a settlement of a claim, such determination is made by the Board of Directors of Fuel Tech.

   Fuel Tech carries insurance providing indemnification, under certain circumstances, to all of its subsidiaries' directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The current annual premium for this policy is $203,000.

   No payments have been made for such indemnification to any past or present director or officer by Fuel Tech or under any insurance policy.


                   OPTION GRANTS IN THE LAST FISCAL YEAR (1)
                          TO NAMED EXECUTIVE OFFICERS




                                                                                                                      POTENTIAL
                                                                                                                     REALIZABLE
                                                   NUMBER OF      % OF TOTAL                                       VALUE OF ASSUMED
                                                     SHARES        OPTIONS                                         ANNUAL RATES OF
                                                   UNDERLYING     GRANTED TO    EXERCISE OR                          STOCK PRICE
NAME                                                OPTIONS      EMPLOYEES IN    BASE PRICE                        APPRECIATION FOR
----                                              GRANTED (#)        2005          ($/SH)      EXPIRATION DATE       OPTION TERM
                                                  -----------    ------------   -----------    ---------------    -----------------
                                                                                                                    5%        10%
                                                                                                                  -------   -------
Ralph E. Bailey ...............................      10,000          1.80%         $5.995           6/3/15         37,702    95,545
Steven C. Argabright ..........................      50,000          8.98%         $ 8.46          12/6/15        266,022   674,153
Vincent M. Albanese ...........................      30,000          5.39%         $ 8.46          12/6/15        159,613   404,492
Vincent J. Arnone .............................      45,000          8.08%         $ 8.46          12/6/15        239,420   606,738
Stephen P. Brady ..............................      40,000          7.18%         $ 8.46          12/6/15        212,818   539,322
Nolan R. Schwartz .............................      20,000          3.59%         $ 8.46          12/6/15        106,409   269,661

---------------
(1) Except the options granted to Mr. R. E. Bailey which are immediately exercisable, 50% of the stock option awards listed above are first exercisable on the second anniversary of grant and 25% of the awards on each of the third and fourth anniversaries of grant. Fuel Tech has not historically and did not in 2005 grant stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES
                          OF NAMED EXECUTIVE OFFICERS



                                                  SHARES                    NUMBER OF SECURITIES
                                                 ACQUIRED                  UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
NAME                                                ON        VALUE           OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS
----                                             EXERCISE    REALIZED             YEAR-END                  AT FISCAL YEAR-END
                                                 --------    --------    ---------------------------    ---------------------------
                                                                        EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                                                                        -----------    -------------    -----------   -------------
Ralph E. Bailey ..............................         --          --      80,000              --          434,650
Steven C. Argabright .........................    100,000    $740,900     246,250         128,750        1,658,238       406,900
Vincent M. Albanese ..........................    115,000    $651,300      72,500          77,500          514,163       246,050
Vincent J. Arnone ............................         --          --      55,000          98,750          349,369       286,100
Stephen P. Brady .............................     20,000    $ 89,200     151,250          98,750        1,022,200       303,950
Nolan R. Schwartz ............................         --          --      75,000          55,000          436,950       189,500


                     COMPENSATION AND NOMINATING COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

   Fuel Tech's executive compensation policies are to pay competitive salaries and annual incentive compensation, if earned, and to grant stock option awards in appropriate amounts. Competitive salaries are based on the Board's knowledge of market conditions supplemented by salary surveys as well as the position of each employee within the business, and historical practice. Incentive compensation, intended to encourage performance, may be in the form of discretionary bonuses or participation by managers in the Fuel Tech, Inc. Management Incentive Program. Fuel Tech stock option awards are made to provide a long-term incentive to employees and to create a common interest between the employees and its shareholders generally.

COMPENSATION OF EXECUTIVE OFFICERS -- 2005

   The key components of Fuel Tech's executive compensation program during the last fiscal year were base salary and stock option awards under the 1993 Plan in the amounts shown above under the caption "Executive Compensation." Base salaries are fixed by the Board in its discretion based upon historical levels, performance, ranking within the officer group, amounts being paid by comparable companies, and Fuel Tech's financial position. Incentive compensation awards, when earned, are based upon Fuel Tech's achievement of financial targets under an annual profit plan and the individual officer's Targeted Participation Percentage. The financial performance achievement is based on a matrix calculation involving revenues and earnings before interest and taxes. Other adjustments are made as necessary to account for corporate, business unit and individual performance. The financial performance targets for 2005 were met and exceeded and $629,542 was paid to the participants. The stock options are designed to provide additional incentives to executive officers to maximize shareholder value. Through the use of vesting periods, the option program encourages executives to remain in the employ of Fuel Tech. In addition, because the exercise prices of such options are set at the fair market value of the stock on the date of grant of the option, executives can only benefit from such options if the trading price of Fuel Tech's shares increases, thus aligning their financial interests with those of the shareholders.

COMPENSATION OF CHIEF EXECUTIVE OFFICER -- 2005

   The Chairman and Chief Executive Officer during 2005, Ralph E. Bailey, is not an employee of Fuel Tech or of Fuel Tech, Inc. and received directors' fees and stock option awards for service in his capacity as a director only.

   In 2005, Mr. Argabright, President and Chief Operating Officer of Fuel Tech, Inc., was paid a competitive base salary. A significant portion of Mr. Argabright's annual compensation in 2005 was based on incentive compensation with a Targeted Participation Percentage of 40% of base salary, under the 2005 MIP formula. Because of the Fuel Tech's performance, Mr. Argabright was allocated the MIP payout indicated in the table under the caption above. Mr. Argabright was also awarded a stock option effective December 6, 2005 for 50,000 shares at the exercise price of $8.46 per share.

   By the Compensation and Nominating Committee

      T. S. Shaw, Chairman
      M. Espinosa
      S. S. Khanachet
      J. D. Morrow

   This compensation report and the following performance graph shall not be deemed incorporated by reference into any filing by Fuel Tech under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Fuel Tech specifically incorporates such report.

                               PERFORMANCE GRAPH

   The following line graph compares (i) Fuel Tech's total return to shareholders per share of Common Stock for the five years ended December 31, 2005 to that of (ii) the Russell 2000 index, and (iii) the Dow Jones Pollution Control Index for the period December 31, 2000 through December 31, 2005.

                                 FUEL-TECH N.V.
                            STOCK PERFORMANCE GRAPH
                              12/31/00 - 12/31/05

               -----------------------------------------------------------------
                               Performance Graph - Actual Values
               -----------------------------------------------------------------
                     FTEK          Russell 2000       Dow Jones Pol. Cont.
               -----------------------------------------------------------------

               -----------------------------------------------------------------
12/30/94             5.75             250.36                   0.00
12/29/95             4.63             315.97                  74.20
12/31/96             1.56             362.61                  80.80
12/31/97             1.50             437.02                  87.90
12/31/98             2.00             421.96                  90.87
12/31/99             2.19             504.75                  50.34
12/29/00             1.69             483.53                  70.66
12/31/01             6.05             488.50                  79.23
12/31/02             4.19             383.09                  62.19
12/31/03             3.55             556.91                  82.56
12/31/04             4.67             651.57                  84.03
12/30/05             9.07             673.22                  87.46
               -----------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


RELATIONSHIPS WITH AMERICAN BAILEY CORPORATION

   Ralph E. Bailey is Chairman and Douglas G. Bailey is President and CEO of ABC; both are directors and shareholders of ABC. ABC is a sub-lessee under Fuel Tech's January 29, 2004 lease of its executive offices. The lease expires in 2010. In 2005, ABC paid or reimbursed Fuel Tech $118,000 for rent and certain lease related and administrative expenses.

CLEAN DIESEL TECHNOLOGIES, INC. MANAGEMENT SERVICES AGREEMENT

   Under an August 3, 1995 Management and Services Agreement with Clean Diesel Technologies, Inc. ("CDT"), $71,000, $70,000 and $69,000 was paid to Fuel Tech, Inc. in 2005, 2004 and 2003 by CDT as reimbursement principally for legal services provided to CDT by Mr. Grinnell, an employee of Fuel Tech, Inc. and Managing Director of Fuel Tech and a Director and Officer of CDT. Fuel Tech has a 7% equity ownership interest in CDT's issued and outstanding shares. Mr. Grinnell will recuse himself from consideration of any transactions between Fuel Tech and Clean Diesel that may be, or may appear to be, material to either company.

EMPLOYMENT AGREEMENTS

   Messrs. Albanese, Argabright, Arnone, D.G. Bailey, Brady, Norris and Schwartz have employment agreements with Fuel Tech, Inc. effective March 30, 1998 for Mr. Albanese; February 6, 1998 for Mr. Argabright; May 22, 1999 for Mr. Arnone; January 1, 2004 for Mr. D. G. Bailey; February 1, 1998 for
Mr. Brady; February, 28, 2006 for Mr. Norris; and January 1, 2004 for
Mr. Schwartz. These agreements are for indefinite terms, provide for disclosure and assignment of inventions to Fuel Tech, Inc., protection of Fuel Tech proprietary data, covenants against certain competition and arbitration of disputes. These employment agreements are for terms of employment "at will" and do not provide for severance payments. Under Mr. Norris' agreement, however, he will be entitled to continuation of base salary and benefits and MIP bonus amounts earned under the plan for the year of termination for up to one year or, sooner, on finding comparable employment, after involuntary termination not for cause within one year of a "Change of Control" as defined in the 1993 Incentive Plan.


                                    GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Fuel Tech believes that all reports required to be filed under Section 16(a) of the Securities and Exchange Act of 1934 for the year 2004 were timely filed except that Forms 4 due June 7, 2005 for Messrs. R. E. Bailey and Morrow were filed July 15 and June 8, 2005, respectively; and Form 4's due November 9,
2005 for Messrs. Albanese and D.G. Bailey were filed November 14, 2005.

OTHER BUSINESS

   Management knows of no other matters that may properly be, or are likely to be, brought before the Meeting other than those described in this proxy statement.

SHAREHOLDER PROPOSALS

   If other proper matters are introduced at the Meeting, the individuals named as Proxies on the enclosed Proxy Card will vote in their discretion the shares represented by the Proxy Card. In order to be presented for action at the Meeting, such matters must, under the Articles of Fuel Tech, be in writing and received by the Board at the above address of Fuel Tech or to the Secretary at Fuel Tech, Inc., 695 East Main Street, Stamford, Connecticut 06901 USA not later than the close of business on Monday, May 22, 2006 in order to be presented for consideration at the Meeting.

   Proposals of shareholders intended for inclusion in the proxy statement and proxy to be mailed to all shareholders entitled to vote at the Annual General Meeting of Shareholders to be held in the year 2007 must be received in writing addressed to the Board of Directors at the above address of Fuel Tech or to the Secretary at

Fuel Tech, Inc., 695 East Main Street, Stamford, Connecticut 06901 USA on or before December 22, 2006 and, if not received by such date, may be excluded from the proxy materials.

COMMUNICATING WITH THE BOARD OF MANAGING DIRECTORS

   Any shareholder desiring to send a communication to the Board of Managing Directors, or any individual Managing Director, may forward such communication to the Corporate Secretary to the address provided above for shareholder proposals. Under procedures fixed from time to time by the independent directors, the Corporate Secretary will collect and organize all such communications and forward them to the Board or individual Managing Director.

FUEL-TECH N.V.

Charles W. Grinnell
Secretary

April 21, 2006

                                                                     SCHEDULE I


                                 FUEL-TECH N.V.

                            AUDIT COMMITTEE CHARTER


   The Board of Managing Directors (the "Board") of Fuel-Tech N.V. (the "Company") has established from among its members an Audit Committee (the "Committee") with the composition, responsibilities, and duties described below:

COMPOSITION

   The Committee shall be comprised of not less than that number of independent directors and financial experts who shall, in the opinion of the Board, meet the requirements of applicable stock exchange rules and law and regulations from time to time in effect. "Ex Officio" members of the Committee shall not be included in the number of required independent directors or financial experts, shall not vote and shall not attend executive sessions. Appointment to the Committee shall not signify that the appointee has a higher degree of liability than other directors.

RESPONSIBILITY

   The Committee's responsibility is to assist the Board in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company. The Committee is authorized to retain persons having a special competence as necessary to assist the Committee in fulfilling such responsibility. Notwithstanding the terms of this Charter, it shall not be the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, that being the responsibility of Management and the Independent Accountant. The Independent Accountant shall report directly to the Committee in connection with issuing an audit report or related work. The designation of any member of the Committee as a "financial expert" is not intended and shall not be construed as imposing a higher degree of individual responsibility, obligation or liability on such member or that the duties, obligations or liabilities of the other members of the Committee are decreased because of such designation.

ATTENDANCE

   At all meetings of the Committee two independent members shall constitute a quorum. As necessary, the Chairman of the Committee may request members of Management and representatives of the Independent Accountant to be present at meetings. Ex Officio members shall not attend executive sessions of the independent directors except by invitation.

MINUTES

   Minutes of the meetings of the Committee shall be prepared by the Corporate Secretary, shall be sent to Committee members and to directors who are not Committee members and, after approval by the Committee, shall be kept with the minutes of the meetings of the Board.

DUTIES

   1. For purposes of issuing an audit report or related work, the Committee shall have sole authority to appoint the Independent Accountant; oversee and evaluate the work of the Independent Accountant; approve the compensation of the Independent Accountant; review and approve in advance all matters concerning audit and non-audit services proposed to be performed by the Independent Accountant; and review and approve any discharge of the Independent Accountant.

   2. Receive periodic written statements from the Independent Accountant regarding its independence and delineating all relationships between it and the Company, including fees for audit and non-audit services, and to discuss such statements with the Independent Accountant, in accordance with applicable statements of independence standards, law and regulations.

   3. Review with Management and the Independent Accountant the scope and general extent of the Independent Accountant's proposed audit examinations and, where applicable, annual independent evaluation of the Company's disclosure controls and internal controls.

   4. Upon completion of the annual audit, the Committee shall review with Management and the Independent Accountant the Company's financial results for the year; where applicable, the results of the Independent Accountant's evaluation of the Company's disclosure controls and internal controls; and discuss with the Independent Accountant the matters relating to the annual audit required to be discussed by applicable statements on auditing standards, law and regulations.

   5. Discuss with the Independent Accountant matters relating to reviews by the Independent Accountant of the Company's unaudited interim financial statements and periodic reports.

   6. Discuss with the Independent Accountant the quality of the Company's financial accounting personnel and any relevant recommendations of the Independent Accountant.

   7. Review and approve all related party transactions and matters apparently involving conflicts of interest regardless of amount.

   8. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting or disclosure controls or auditing matters; and the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

   9. The members of the Committee who are not "ex officio" members shall act as a Qualified Legal Compliance Committee to receive reports of material violations of the securities laws, breaches of fiduciary duty or similar material violations from legal counsel representing the Company and practicing before the Securities and Exchange Commission.

   10. Review this Charter from time to time with a view toward recommending revisions to the Board.

   11. Perform such other duties as may be required by law, the Company's governing documents or the resolutions of the Board.

                                                                                                           Please           ---
                                                                                                           Mark Here       |   |
                                                                                                           for Address     |   |
                                                                                                           Change or        ---
                                                                                                           Comments
                                                                                                           SEE REVERSE SIDE




1. To approve the Annual Report of                    FOR    AGAINST   ABSTAIN                                 FOR  AGAINST  ABSTAIN
   Management and Financial                           |_|      |_|       |_|     3. To ratify the appointment  |_|    |_|      |_|
   Statements of the Company for                                                    of Ernst & Young LLP as
   the year ended December 31, 2005.                                                the independent auditors
                                                                                    for the year 2006.
2. To approve the election as Managing                FOR all         WITHHOLD
   Directors of                                       nominees        AUTHORITY
                                                    listed to the     to vote
   01 Douglas G. Bailey    06 Samer S. Khanachet    left (except      for all
   02 Ralph E. Bailey      07 John D. Morrow        as marked to      nominees
   03 Miguel Espinosa      08 John F. Norris Jr.    the contrary)     listed to
   04 Charles W. Grinnell  09 Thomas S. Shaw                          the left
   05 Thomas L. Jones
                                                       |_|              |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

-----------------------------  -----------------------------  ----------------

                                                                                -----
                                                                                     |
                                                                                     |   Dated:______________________________, 2006
                                                                                     |
                                                                                         __________________________________________
                                                                                                 (Signature of Shareholder)

                                                                                         __________________________________________
                                                                                         PLEASE SIGN EXACTLY AS NAME APPEARS. IF
                                                                                         ACTING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN
                                                                                         OTHER REPRESENTATIVE CAPACITY, INSERT NAME
                                                                                         AND TITLE.

                                                     ^ FOLD AND DETACH HERE ^

                                               VOTE BY INTERNET OR TELEPHONE OR MAIL
                                                   24 HOURS A DAY, 7 DAYS A WEEK

                             INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                                               THE DAY PRIOR TO ANNUAL MEETING DAY.

                YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                     AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

--------------------------------------           ----------------------------------           -------------------------------------
|         INTERNET                    |          |       TELEPHONE                 |          |             MAIL
| HTTP://WWW.PROXYVOTING.COM/FTEK     |          |     1-866-540-5760              |          |
|                                     |          |                                 |          |
| Use the internet to vote your proxy.|    OR    | Use any touch-tone telephone to |     OR   |       Mark, sign and date
| Have your proxy card in hand        |          | vote your proxy. Have your proxy|          |       your proxy card and
| when you access the web site.       |          | card in hand when you call.     |          |        return it in the
|                                     |          |                                 |          |      enclosed postage-paid
|                                     |          |                                 |          |           envelope.
--------------------------------------           ----------------------------------            ------------------------------------

                                       IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                          YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


PROXY                                                                     PROXY

                  SOLICITED BY THE BOARD OF MANAGING DIRECTORS

                                 FUEL-TECH N.V.

                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 1, 2006

         The undersigned hereby appoints Ralph E. Bailey, Charles W. Grinnell or Tarma Trust Management N.V., acting singly, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Fuel-Tech N.V. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the office of the Company, Castorweg 22-24, Curacao, Netherlands Antilles, at 10:00 a.m. on Thursday, June 1, 2006, and at any adjournments or postponements of the meeting, for the approval of the agenda items set forth on the reverse side and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with and as described in the Notice of Meeting and accompanying Proxy Statement. The Board of Directors recommends a vote for election as Managing Director of each of the nominees and of each other agenda item, and, if no direction is given, this proxy will be voted for all nominees and for such other items.

             IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------


                            ^ FOLD AND DETACH HERE ^